U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

November 12, 2013

Commission file number 001-10196

STUDIO ONE MEDIA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	23-2517953
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260

(Address of principal executive offices) (Zip Code )

(480) 556-9303

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Former Independent Accountant for Registrant.

On November 12, 2013, the Board of Directors of the Registrant terminated the services of SingerLewak LLP (“SingerLewak”) as independent auditors.  On the same date, the Registrant engaged Sadler, Gibb & Associates, CPA (“Sadler, Gibb & Associates”).  The Board of Directors of the Registrant approved of the engagement of Sadler, Gibb & Associates as its independent auditor.

SingerLewak LLP, issued reports on the Registrant's financial statements for the fiscal years ended June 30, 2010, June 30, 2011, June 30, 2012, and June 30, 2013.

During the Registrant's two most recent fiscal years and the period through November 12, 2013, there were no disagreements with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SingerLewak would have caused them to make reference thereto in its reports on the Registrant’s financial statements for such years. For the preceding two years and through September 4, 2013, there was one reportable event as that term is described in Item 304(a)(1)(v)(A) of Regulation S-K. In connection with its 2013 and 2012 Form 10-K annual Reports, the Registrant reported a material weakness regarding the Registrant's internal financial controls. Because of this material weakness, the Registrant concluded that internal controls over financial reporting and disclosure controls and procedures were not effective as of June 30, 2013. No further "reportable events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K were identified.

(b)  New Independent Accountant for Registrant.

On November 12, 2013, the Registrant engaged Sadler, Gibb & Associates.  The Board of Directors of the Registrant approved of the engagement of Sadler, Gibb & Associates as its independent auditor.

During the period prior to the engagement of Sadler, Gibb & Associates neither the Registrant nor anyone on its behalf consulted Sadler, Gibb & Associates regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.  Further, Sadler, Gibb & Associates has not provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The Registrant provided a copy of the foregoing disclosures to SingerLewak prior to the date of the filing of this report and requested that SingerLewak furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits

No.	Exhibits

16.1	Letter from SingerLewak dated November 15, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 15, 2013

By:	/s/ Mirella Chavez
Name:	Mirella Chavez
Title:	Vice President and Chief Financial Officer